Investor Day – June 7, 2018 © 2018 Chart Industries, Inc. Confidential and Proprietary © 2018 Chart Industries, Inc. Confidential and Proprietary

Forward-Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning Chart Industries’ plans, objectives, future orders, revenues, margins, tax rates and tax planning, earnings or performance, liquidity and cash flow, capital expenditures, business trends, and other information that is not historical in nature. Forward-looking statements may be identified by terminology such as "may," "will," "should," "could," "expects," "anticipates," "believes," "projects," "forecasts," “outlook,” “guidance,” "continue," or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by the Company are made based on management's expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the Company's control, that could cause the Company's actual results to differ materially from those matters expressed or implied by forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include those found in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully, as well as risks and uncertainties related to the integration of the Hudson and VCT Vogel businesses with the Company’s, and risks and uncertainties associated with the strategic review process underway with respect to the BioMedical segment, and the results of such process, including any possible divestiture or transaction, and the uncertainty whether any such possible transaction is completed, and if so, the terms, structure and timing of any such transaction. The Company undertakes no obligation to update or revise any forward-looking statement. Chart Industries is a leading diversified global manufacturer of highly engineered equipment for the industrial gas, energy, and biomedical industries. The majority of Chart Industries' products are used throughout the liquid gas supply chain for purification, liquefaction, distribution, storage and end-use applications, a large portion of which are energy-related. Chart Industries has domestic operations located across the United States and an international presence in Asia, Australia, Europe and Latin America. For more information, visit: http://www.chartindustries.com. © 2018 Chart Industries, Inc. Confidential and Proprietary 1

Today’s Agenda Topic Speaker William C. Johnson, CEO & Overview and Strategic Priorities Jillian C. Evanko, CFO Energy & Chemicals Andy Moriarty, President Distribution & Storage Bill Haukoos, President BioMedical Earl D. Lawson, President Financial Strategy and Outlook Jillian C. Evanko, CFO Q&A Presenting Executives © 2018 Chart Industries, Inc. Confidential and Proprietary 2

Overview and Strategic Priorities William C. Johnson, CEO Jillian C. Evanko, CFO © 2018 Chart Industries, Inc. Confidential and Proprietary 3

Leading Supplier of Mission Critical Equipment 1 Energy & Chemical 2 Distribution & Storage 3 BioMedical . Supply Brazed Aluminum Heat Exchangers (BAHX), . Offer a complete portfolio of cryogenic distribution and . Serve as end-to-end provider of respiratory therapy Air Cooled Heat Exchangers (ACHX) and Cold Boxes storage equipment equipment . Provide integrated systems and aftermarket services . Spearhead innovation in cryogenic packaged gas and . Set the standard for storage of biological materials at for gas processing, LNG and petrochemical MicroBulk systems low temperatures applications . Excel with over 20 years of experience in LNG . Specialize in reliable, high quality solutions for . Lead in technological advancements applications environmental market applications © 2018 Chart Industries, Inc. Confidential and Proprietary 4

Broad End-Market Exposure Sales by Geography* $226M $540M $223M $989M 6% 8% 12% 7% 4% 2% 9% 19% 16% 17% 4% 26% 22% 30% 75% 49% 53% 41% E&C D&S BioMed Total Rest of World Middle East Europe Asia United States © 2018 Chart Industries, Inc. Confidential and Proprietary * FY 2017 as per SEC filings 5

Broad End-Market Exposure Sales by Industry & Highlights * 1 Energy & Chemical 2 Distribution & Storage 3 BioMedical Natural Gas Processing/ Manufacturing/ Fabrication Petrochemical HVAC, power and Healthcare refining 58% 55% 9% Electronics Industrial 5% Environ- 10% 10% 68% $226M Gas $540M $223M mental 8% Healthcare 13% 7% Food/ Life LNG 22% Beverage 35% Sciences LNG 23% $211M 55% $228M 22% $23M of Total Chart Sales Backlog at 12/31/17 of Total Chart Sales Backlog at 12/31/17 of Total Chart Sales Backlog at 12/31/17 20% 27% 36% Gross Margin Gross Margin Gross Margin © 2018 Chart Industries, Inc. Confidential and Proprietary * FY 2017 as per SEC filings 6

Dynamic Market Participants E&C D&S BAHX: U.S.: ACHX: EUROPE: FANS: CHINA: BioMedical OXYGEN: CRYOBIO: © 2018 Chart Industries, Inc. Confidential and Proprietary 7

Track Record of Execution Increased inorganic and Deployed capital toward four organic sales by 15% transformational acquisitions and 5%, respectively(1) Delivered on FY 2017 Realized synergies guidance objectives ahead of schedule Optimized shared Refinanced convertible service project launched debt at attractive rates 8 © 2018 Chart Industries, Inc. Confidential and Proprietary (1) Sales increases for the twelve months ended December 31, 2017 vs. twelve months ended December 31, 2016.

Portfolio Transformation © 2018 Chart Industries, Inc. Confidential and Proprietary 9

Operations Spanning the Gas to Liquids Cycle

CHART
Innovation. Experience. Performance.

	Exploration, Production & Pipeline	Treatment	Processing/ Liquefaction	Transportation	Storage	Re-gasification	Lifecycle Services	Value Proposition/ Application
Industrial Gas			ACHX Cold Boxes BAHX Engineered Tanks VJ Pipe AirSep On-Site Gen	Orca Microbulk Trailers Rail Cars ISO Containers	Engineered Tanks Standard Bulk Specialty Bulk VJ Pipe Military LOX Storage	Ambient Vaporizers Powered Vaporizers	Installation & Startup Support & Training Process Optimization Shop Repair/Refub	N2 Dosing GeN2 CO2 Beverage Packaged Gas Cyl Dewars & Filling Syst Engineered Systems
Energy	ACHX (Oil & Gas Offshore)	ACHX (Oil Refining & PetroChem) NRUs BAHX	ACHX (Oil Refining & PetroChem) Cold Boxes BAHX Engineered Tanks VJ Pipe	Trailers Rail Cars ISO Containers	Standard Bulk Engineered Tanks	Ambient Vaporizers Powered Vaporizers ACHX (Power) Fans	Installation & Startup Support & Training Process Optimization	IPMSR & Licensing On-Vehicle Tanks Tender Cars Fueling Stations
Medical			O2 Stationary Conc. O2 Portable Conc.	Stainless Stl Shippers Aluminum Shippers	Stainless Freezers LOX Cylinders LOX Portables			Mil. Medical Conc. O2 Therapy Lifescience Storage AI Storage

Expanding our applications across the Gas to Liquids Cycle
Through new product development and targeted inorganic growth

E&C D&S BioMed

© 2018 Chart Industries, Inc. Confidential and Proprietary
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5-Year History of Portfolio-Shaping Acquisitions Exploration, Value Processing/ Re- Lifecycle Production & Treatment Transportation Storage Proposition/ Pipeline Liquefaction gasification Services Application Xinye $18.0M   Wuxi $9.5M    $1.5M $22.0M    $27.0M $4.3M       $205M $8.4M     Forecasted revenue for first full year of acquisition © 2018 Chart Industries, Inc. Confidential and Proprietary 11

Hudson: Strategic Rationale . Adds highly-complementary Fans Product Split* End Market Split* Aftermarket Split* business Chemical Industrial / 6% . Strengthens aftermarket presence LNG Aftermarket Fans Other / OEM 22% 37% . Consistent with core strategy to enhance 38% HVAC 63% Air Cooled Heat Exchanger (ACHX) 23% business Refining . Expected to be accretive to growth, Power 20% margins and EPS 10% ACHEs Oil & Gas 62% . Significant cost synergies 19% . Efficient use of Chart’s strong balance sheet position Chart Product Offerings Key Products Integrated Process ACHEs Brazed Aluminum Axial Flow Fans Systems Heat Exchangers Natural Gas Industrial Gas LNG End Market Mix Power HVAC Refining Denotes Chart offering pre-acquisition Oil & Gas Petrochemical * Hudson stand-alone Expands Industrial Gas Offerings Maximizes LNG Opportunity © 2018 Chart Industries, Inc. Confidential and Proprietary 12

Hudson: Key Products Air-Cooled Heat Exchanger Axial Flow Cooling Aftermarket Sales & Support (“ACHE”) (“Fans”) (“Aftermarket”) Illustrative Products / Services  Hudson Fin-Fan brand includes highly  Tuf-Life brand fans are made from corrosion  Provides customers with a variety of specialized ACHEs, specialty alloys, high resistant fibre glass reinforced polyster (FRP) replacement products, equipment upgrades, process temperature and most often used in wet applications but in shop repair services, on site technical and pressure, high project complexity and commonly used in ACHEs and other dry consultants and equipment cleaning demanding customer specifications and applications as well inspection requirements  Cofmico brand produces extruded aluminum  Smithco brand ACHEs are built to industry fans used primarily in dry applications as well Description standards from carbon, stainless and duplex as pultruded FRP fans used in wet and dry stainless steel, for projects of lower applications complexity and involving less demanding customer specifications  Hudson Compression Cooling focuses solely on ACHEs used by packages and operators of reciprocating natural gas compressors  Fin-Fan: Beasley, TX  Tuf-Life: Beasley, TX  Global aftermarket parts and services provided from all locations Primary  Smithco: Tulsa, OK  Cofimco: Manufacturing  HCC: Beasley, TX − Pombia, Italy − Shaghai, China Locations − Chennai, India − Beasley, TX © 2018 Chart Industries, Inc. Confidential and Proprietary 13

Hudson: Enhanced Energy Offering

CHART

Innovation. Experience. Performance.®

	Exploration, Production & Pipeline	Treatment	Processing/ Liquefaction	Transportation	Storage	Re-gasification	Lifecycle Services	Value Proposition/ Application
Industrial Gas			ACHX Cold Boxes BAHX Engineered Tanks VJ Pipe AirSep On-Site Gen	Orca Microbulk Trailers Rail Cars ISO Containers	Engineered Tanks Standard Bulk Specialty Bulk VJ Pipe Military LOX Storage	Ambient Vaporizers Powered Vaporizers	Installation & Startup Support & Training Process Optimization Shop Repair/Refub	N2 Dosing GeN2 CO2 Beverage Packaged Gas Cyl Dewars & Filling Syst Engineered Systems
Energy	ACHX (Oil & Gas Offshore)	ACHX (Oil Refining & PetroChem) NRUs BAHX	ACHX (Oil Refining & PetroChem) Cold Boxes BAHX Engineered Tanks VJ Pipe	Trailers Rail Cars ISO Containers	Standard Bulk Engineered Tanks	Ambient Vaporizers Powered Vaporizers ACHX (Power) Fans	Installation & Startup Support & Training Process Optimization	IPMSR & Licensing On-Vehicle Tanks Tender Cars Fueling Stations
Medical			O2 Stationary Conc O2 Portable Conc	Stainless Sil Shippers Aluminum Shippers	Stainless Freezers LOX Cylinders LOX Portables			Mil. Medical Conc. O2 Therapy Lifescience Storage AI Storage

Hudson Participation Expansion

E&C D&S BioMed

© 2018 Chart Industries, Inc. Confidential and Proprietary

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Expanding Operational and Geographic Coverage Exploration, Value Processing/ Re- Lifecycle Production & Treatment Transportation Storage Proposition/ Pipeline Liquefaction gasification Services Application Current Chart Service Locations VCT Vogel D&S Canton Current Location and Regional . Direct coverage in the northeast . Service capabilities in southern Germany with reach into . Further expansion of direct service opportunity in the southeast Switzerland, Italy, Austria, etc. . Reduced transportation costs . Further expansion opportunities in Europe © 2018 Chart Industries, Inc. Confidential and Proprietary 15

Oxygen-Related Product Strategic Review . Conducting strategic review and evaluation of possible divestiture of the oxygen- related product lines within Biomedical segment . Excludes those portions of the BioMedical segment that utilize and align with our cryogenic technological expertise (Cryobiological) . There can be no assurance that this evaluation will result in any transaction being announced or consummated © 2018 Chart Industries, Inc. Confidential and Proprietary 16

Strategic Priorities for Enhanced Growth © 2018 Chart Industries, Inc. Confidential and Proprietary 17

Competitive Differentiators Valued Global Exemplary Leading Operational Engineering Reach Service Technology Excellence and Design Strategically located Best-in-class Superior cryogenic Fostering a culture Continuous innovation manufacturing aftermarket service two-phase flow that strives for creating capabilities facilities and shared and repair embedded technology and continual productivity that are cross- service centers to in all businesses vacuum insulating improvements pollinated throughout leverage support in support our technology used the company major regions, across customers across segments and a single ERP platform applications © 2018 Chart Industries, Inc. Confidential and Proprietary 18

Building Blocks of Our 3-Year Strategy 3 Achieve financial targets 2 Deliver profitable growth through strategic initiatives 1 Take advantage of favorable macro trends Predictable, Disciplined and Profitable Growth © 2018 Chart Industries, Inc. Confidential and Proprietary 19

1 Take Advantage of Favorable Macro Trends Market Dynamics Chart Exploitation . Supply / demand for LNG needs in . Chart’s patented IPSMR 2022-2023 and shift toward modular technology is key to mid-scale facilities technology . Increasing regulatory environment . Chart’s customer intimacy drives engineering solutions ahead of . Aging population regulatory changes . Pollution and keen environmental . Global manufacturing footprint awareness, in particular in emerging allows for cost and price effective geographies solutions for targeted emerging markets . Demand for industrial gases continues to outpace GDP © 2018 Chart Industries, Inc. Confidential and Proprietary 20

Delivering Profitable Growth through 2 Strategic Initiatives STRENGTHEN INVEST IN PRODUCT CORE INNOVATION & CAPABILITIES EXPANSION REDUCE COSTS CAPTURE THROUGH ADDITIONAL OPERATIONAL MARKET SHARE EXCELLENCE © 2018 Chart Industries, Inc. Confidential and Proprietary 21

2 Strengthen Core Capabilities and Offerings BioMedical Energy & Chemicals Distribution & Storage CryoBio Respiratory Revenue:$226M Revenue: $540M Revenue: $77M Revenue: $146M Common attributes across the Chart family of businesses Innovation-Driven Leading Market Solve Key High Technology Replacement & Engineered Shares in Critical Problems for Content Service Systems End Markets Customers Note: Revenue from 2017 © 2018 Chart Industries, Inc. Confidential and Proprietary 22

2 Product Innovation & Development

CHART
Innovation. Experience. Performance.

E&C



...Next Gen, predictive maintenance, optimization

...BAHX, first on-board floating facility





...Liquefaction, standardizing key equipment

D&S



...PD Pumps, enhancing technologies

...Insulation, disruptive solutions to protect our position




hydrogen

...Hydrogen, storage solutions to address accelerating alternative fuels

BioMed



...Portables, addressing consumer ergonomic needs

...Nitrogen, new applications, leveraging technology



CAIREview™ powered by SynsorMed

...Monitoring, patient compliance

...Fusion will capture market share of both the -150C & -80C market



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2 Accelerate Growth through Acquisitions Acquisition Criteria: Prioritize Key Market Opportunities: . Strong level of strategic fit . High degree of leveragability (specific and attainable CRYOBIO SERVICE & synergies) TEMPERATURE REPAIR . Proven growth and profitability EXPANSION BUILDOUT OFFERING . Reasonable price expectations . Management bench strength (where needed) . Ownership that’s willing to assist in the transition (when needed) CRYOGENIC FANS VALVES AND PUMPS © 2018 Chart Industries, Inc. Confidential and Proprietary 24

2 Reduce Cost through Operational Excellence Cost Reduction Across Various Areas Products Manufacturing Facility Back Office © 2018 Chart Industries, Inc. Confidential and Proprietary 25

3 Achieve 2021 Financial Targets ~ 40+% 700bps 21% Revenue Growth to $1.7B Operating Margin Expansion to ~17% of Sales from Aftermarket from 13% . Leading Positions Across the Portfolio . Well-Balanced Portfolio of Long-Cycle and Short-Cycle Products . Consistent Growth in Operating Income, EPS and FCF Predictable, Disciplined and Profitable Growth © 2018 Chart Industries, Inc. Confidential and Proprietary 26

3 Maximize Top Line Organic Growth 7% Chart Industries 2021 Revenue CAGR E&C D&S BioMed 8% 6% 8% Revenue CAGR Revenue CAGR Revenue CAGR © 2018 Chart Industries, Inc. Confidential and Proprietary 27

3 3-Year P&L Base Case ($ in billions) 7% Sales Growth CAGR 10% Gross Profit CAGR 21% Operating Income CAGR $1.5 $0.4 $0.2 $0.3 30.6% 13.0% $1.2 $0.1 28.6% 9.1% 2018 2021 2018 2021 2018 2021 Strong Market Market Share Productivity & Strategic Inorganic Growth Gain GM Execution Investments © 2018 Chart Industries, Inc. Confidential and Proprietary 28

3 3-Year P&L with Large LNG Project ($ in billions) 12% Sales Growth CAGR 17% Gross Profit CAGR 38% Operating Income CAGR $1.7 $0.5 $0.3 $0.3 32.4% 17.0% $1.2 $0.1 28.6% 9.1% 2018 2021 2018 2021 2018 2021 Strong Market Market Share Productivity & Strategic Inorganic Large LNG Growth Gain GM Execution Investments Project © 2018 Chart Industries, Inc. Confidential and Proprietary 29

Chart Investment Highlights Leading diversified industrial global manufacturer with diverse Operate in attractive, growing and broad product offering markets Innovative technical expertise Cross-operating segment scale and reputation and collaboration Longstanding relationships with industry leading and global customers © 2018 Chart Industries, Inc. Confidential and Proprietary 30

Energy & Chemicals Segment Andy Moriarty, President © 2018 Chart Industries, Inc. Confidential and Proprietary 31

Leading Supplier of Mission Critical Equipment 1 Energy & Chemical 2 Distribution & Storage 3 BioMedical . Supply Brazed Aluminum Heat Exchangers (BAHX), . Offer a complete portfolio of cryogenic distribution and . Serve as end-to-end provider of respiratory therapy Air Cooled Heat Exchangers (ACHX) and Cold Boxes storage equipment equipment . Provide integrated systems and aftermarket services . Spearhead innovation in cryogenic packaged gas and . Set the standard for storage of biological materials at for gas processing, LNG and petrochemical MicroBulk systems low temperatures applications . Excel with over 20 years of experience in LNG . Specialize in reliable, high quality solutions for . Lead in technological advancements applications environmental market applications © 2018 Chart Industries, Inc. Confidential and Proprietary 32

Strategic Growth Initiatives

CHART
Innovation. Experience. Performance.

Strengthen Core Capabilities

- Expand larger single unit core capability and capacity
- Extending the LNG value chain components to provide a total solution from a single source (plant to end use)
- Addressing many end markets - shale basin, pipeline buildout, coal to gas power conversion, petrochem demand LNG exports

Invest In Product Innovation & Expansion

- IPSMR® technology now available for ethane, ethylene, natural gas liquids, liquid air, etc
- Improved heat exchanger efficiency and design optimization
- Plant configuration options and flexibility

Reduce Costs Through Operational Excellence

- BAHX cost reduction
- Key equipment standardization and major component modularization
- Maximize shop fabrication, minimize field construction
- Common spare parts

Capture Additional Market Share

- LNG market development, IPSMR® technology
- Focused efforts w/ strategic small scale liquefaction relationships
- NGL export
- LifeCycle penetration and performance service agreement

Provide the highest value system solutions to end users, distributors, and gas producers in both industrial and LNG applications

© 2018 Chart Industries, Inc. Confidential and Proprietary

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Serving Energy Markets Globally E&C FY 2016 Sales of $154M E&C FY 2017 Sales of $226M Natural Gas Natural Gas Processing/ Processing/ Petrochemical Petrochemical Asia Middle HVAC, 16% East power and Asia 23% refining 68% Industrial 9% 9% Gas Europe 7% Industrial 4% 10% Middle Industry 68% Gas Region 4% Region Industry 75% East 10% 8% ROW 13% ROW 25% 51% United LNG United LNG States States © 2018 Chart Industries, Inc. Confidential and Proprietary 34

Connecting the Entire LNG Value Chain Liquefaction, distribution, storage and end-use – our decades of experience in LNG solutions delivers to customers - safe, reliable and affordable projects that deliver natural gas to every end use application. Liquefaction Distribution Storage End-Use © 2018 Chart Industries, Inc. Confidential and Proprietary 35

Connecting the Entire LNG Value Chain - Liquefaction

CHART
Innovation. Experience. Performance.


Production
Transportation Processing & Storage
Liquefaction
Marine Transportation
Regasification & Storage
Onshore Transportation
End User

Liquefaction:

The refrigeration of processed gas to liquid, enabling cost efficient shipping and storage

- The most capital intensive and complex phase
- Project cost: ~ $5.0Bn for a 5MMtpa facility, ~$1.50 / Mmbtu of operating costs
- Typical Returns: 10-20% returns of the life of the investment (8-12% if tolling arrangements used)

Major Mechanical Process Components:

- Process Technology
- Turbines & Turbomachinery
- Compressors & Cryogenic Equipment
- Heat Exchangers
- Storage Tanks

Other Components:

- Control & Automation
- Gas Treatment
- Cryogenic Insulation
- Pumps and Valves

Selected key players:

CHART · Shell · ConocoPhillips · BLACK & VEATCH · BECHTEL · EBARA · SIEMENS · THE LINDE GROUP · CBI · MATRIX PDM ENGINEERING · GE · fives · AIR PRODUCTS · DRESSER-RAND

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Connecting the Entire LNG Value Chain - Liquefaction Transportation Marine Regasification Onshore Production Liquefaction End User Processing & Storage Transportation & Storage Transportation Marine Transportation: Major Components: LNG tankers are the primary transport . Loading and Transfer Systems method and are specifically designed for LNG transport . Containment Systems . Two types: Spherical and Membrane tankers . Pipeline and Pipe Supports . Project cost: $1.2Bn for a 5MMtpa tanker, ~$0.95 / Mmbtu of operating costs . Ship Coatings . Typical Returns: 8-10% returns of the life of the investment, considered a . Ship Propulsion “utility investment” . Jetties / Tugs and Towage Selected key players: © 2018 Chart Industries, Inc. Confidential and Proprietary 37

Connecting the Entire LNG Value Chain – Regasification & Storage

CHART
Innovation. Experience. Performance.®

Production → Transportation Processing & Storage → Liquefaction → Marine Transportation → Regasification & Storage → Onshore Transportation → End User

Regasification & Storage:

An industrial heater that returns liquefied gas back to its gaseous state, uses ~40% of the same equipment as that of a liquefaction plant

- Minor cost component of the LNG value chain
- Project cost: $0.8Bn for a 5MMtpa tanker, ~$0.50 / Mmbtu of operating costs
- Typical Returns: 8-10% returns of the life of the investment, considered a “utility investment”

Major Mechanical Process Components:

- Pumps and Valves (for LNG and water)
- LNG Vaporizers
- Boil-Off Gas Compressors

Other Components:

- Insulation
- Simulation
- Storage and Tank Measurement
- Leak Testing

Selected key players:

CHART, FLOWSERVE, PENTAIR, EBARA, Parker, metso, BECHTEL, CBI, SAMSUNG

© 2018 Chart Industries, Inc. Confidential and Proprietary

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Bridging the Energy Gap Chart is key in the development of both midscale and small-scale liquefaction models that are revolutionizing the LNG landscape. It’s an exciting and transient landscape where decisions in different parts of the value chain are highly interdependent. Chart understands this and has delivered a proven, solution driven, track record. © 2018 Chart Industries, Inc. Confidential and Proprietary 39

Principal Energy Products & Solutions Cold Boxes Technology LNG & NGL Heat Exchangers Heat Brazed Aluminum BrazedAluminum Storage Solutions Exchangers LNG Fueling Distribution & Air Heat Air Cooled Through our technology and proprietary equipment, we are at the forefront of responding to energy challenges and new markets. © 2018 Chart Industries, Inc. Confidential and Proprietary 40

Small- and Mid-Scale Liquefaction 4285 tpd 150 tpd Standard Plants 750 tpd Modular Plants 165 tpd 400 tpd 750 tpd 0.5 to 1.5 MMTPA modules 100,000 gpd 250,000 gpd 450,000 gpd 900,000 to 2,700,000 gpd . Key equipment standardization and major component modularization . Maximized shop fabrication for minimized field construction . Simple and proven MR liquefaction technology . Standardization of rotating equipment and minimized piping and control requirements . Modular solutions enable clients to stage growth and investment Modular solutions offer lower risk profiles and CAPEX exposures than traditional base-load projects. © 2018 Chart Industries, Inc. Confidential and Proprietary 41

Leveraging Our Proven & Proprietary Process Technology IPSMR® is more efficient than other single mixed refrigerant processes. Chart’s IPSMR® process technology provides all the benefits of a mid-scale LNG solution together with base-load reliability and efficiencies to deliver substantially lower capital costs per MMTPA of LNG Chart liquefaction plant solutions are challenging the paradigm that a base-load facility provides the best economy of scale. © 2018 Chart Industries, Inc. Confidential and Proprietary 42

Small-Scale Liquefaction . ‘Off the shelf’ designs, pre-packaged and proven gas compression equipment and front end gas processing units . 3 plant solutions with capacities from 100,000 gallons per day (165 tpd) to 450,000 gallons per day (750 tpd) . Maximized shop fabrication, minimized field construction – modular skids for major components . Common sparing – ‘same equipment, same plants equals same parts’ Key equipment standardization, major component modularization and simple plant operation are the keys for small-scale LNG CapEx. © 2018 Chart Industries, Inc. Confidential and Proprietary 43

Mid-Scale Liquefaction . Train capacities to match maximum owner selected gas turbine power output, making identical, ideal train sizes using standard components . Plant configuration options and flexibility, for optimal layout and plot utilization for maximum LNG production . IPSMR® midscale solutions make it easy to optimize the modularization of the facility . Liquefaction and HHC cold boxes are self-contained modules, reducing construction complexity . Mid-scale capacities facilitate air-cooler modularization for difficult or remote locations . Increased operational flexibility and turndown capability Chart’s modularized mid-scale LNG solutions enable clients to stage growth and investment. © 2018 Chart Industries, Inc. Confidential and Proprietary 44

Connecting the Entire LNG Value Chain – Distribution Liquefaction, distribution, storage and end-use – our decades of experience in LNG solutions delivers to customers - safe, reliable and affordable projects that deliver natural gas to every end use application. Liquefaction Distribution Storage End-Use © 2018 Chart Industries, Inc. Confidential and Proprietary 45

Mobile Distribution Most comprehensive distribution solutions including fixed bodies, semi-trailers and trailers together with rail cars. . Chart Vacuum Technology® . Solutions for road and rail . Manufacturing in North America, Europe and China . Lightweight design for reduced operating expenditure . Integrated Chart technology for metering accuracy . Best in class charging and discharging times © 2018 Chart Industries, Inc. Confidential and Proprietary 46

Connecting the Entire LNG Value Chain – Storage Liquefaction, distribution, storage and end-use – our decades of experience in LNG solutions delivers to customers - safe, reliable and affordable projects that deliver natural gas to every end use application. Liquefaction Distribution Storage End-Use © 2018 Chart Industries, Inc. Confidential and Proprietary 47

Cryogenic Storage Vessels Complete range of horizontal and vertical cryogenic storage tanks from the smallest standard units to the "Děčínské Giants", the world’s largest. Chart’s HT1000 provides sufficient energy to meet the average family’s demand for >500 years. © 2018 Chart Industries, Inc. Confidential and Proprietary 48

Connecting the Entire LNG Value Chain – End Users Liquefaction, distribution, storage and end-use – our decades of experience in LNG solutions delivers to customers - safe, reliable and affordable projects that deliver natural gas to every end use application. Liquefaction Distribution Storage End-Use © 2018 Chart Industries, Inc. Confidential and Proprietary 49

Regasification Stations & Terminals Chart delivers major infrastructure projects that enable offloaded LNG to be used for marine bunkering, and distribution via road, sea or marine along with re-gasification for local energy needs. Chart Vacuum Insulated Pipework significantly Chart designed, built, installed and commissioned the complete reduces heat leak during LNG transfer and cryogenic section at the LNG import and distribution terminal provides a functional life well beyond that of that has established the Port of Klaipeda as an LNG distribution mechanically insulated pipe. hub for the Baltic region. © 2018 Chart Industries, Inc. Confidential and Proprietary 50

LNG Satellite Stations for Power Chart satellite stations are a fully independent energy resource enabling off-grid and remote locations to convert to natural gas. Pre-Engineered Modules: . Designed for ease of installation . Reduce on-site efforts during critical construction time . Eliminate fighting with the “Elements” . Factory fabricated for consistent quality and design © 2018 Chart Industries, Inc. Confidential and Proprietary 51

Chart Significant Opportunities for FID in 2018/2019 (Does not include Hudson)

CHART
Innovation. Experience. Performance.®

Project Opportunity	Chart Customer	Operator	Country	Capacity
Driftwood LNG	Bechtel	Tellurian	USA	26 MTPA
Calcasieu Pass	GE	Venture Global	USA	10 MTPA
Corpus Christi, TX	KBR/Siemens	Cheniere	USA	9.5 MTPA
Confidential Northeast Liquefier	EPC TBD	Confidential	USA	2 MTPA
Indian LNG Import/Regas	Confidential	Confidential	India	2x250 MMSCFD
East Coast LNG Liquefiers	Confidential	Confidential	USA	3x120,000 gpd
Magnolia LNG	Magnolia	Magnolia	USA	8 MTPA
Eagle - Ferus - Jax1	EPC TBD	Eagle	USA	500,000 gpd
Backup Fuel for Notheast Power	Confidential	Confidential	USA	4.8 MMSCFD
FLNG Platform	Confidential	Confidential	Africa	3.75 MTPA
Petrochemical Complex	Confidential	Confidential	Vietnam	950 MTPA
LatAM Liquefaction	Confidential	Confidential	Peru	100,000 gpd
Small Scale East Coast Liquefier	Confidential	Confidential	USA	50,000 gpd

© 2018 Chart Industries, Inc. Confidential and Proprietary

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Brazed Aluminum Heat Exchangers Wisconsin Expansion: Meeting the Market Demands . 33% capacity increase – targeted at the LNG and Petrochemical markets . World’s largest vacuum brazing furnace . Drives greater heat exchanger efficiency and design optimization Reduced lead times and manufacturing larger heat exchangers provide client opportunities for maximizing revenue and margin. © 2018 Chart Industries, Inc. Confidential and Proprietary 53

Next Generation BAHX Cap Sheet Smart Layer™ is a predictive Side Bar Smart Layer Side Bar maintenance solution that enables Parting Sheet operators to avoid emergency shutdowns Side Bar Outermost Active Layer Side Bar Optimized Reboiler Design & Construction with a focus on plant optimization and maximizing equipment longevity . Improved flow control . Simplified piping . Robust operation . Maximum service life . Incorporates Smart Layer™ Chart asked its customers how we could help. We listened and delivered! © 2018 Chart Industries, Inc. Confidential and Proprietary 54

Air Cooled Heat Exchangers The acquisition of . Natural Gas Processing . Oil & Gas Transmission Hudson Products . Petrochemical perfectly complements . Refining our air cooled heat . Power Generation exchanger business . Geothermal . LNG Liquefaction & and diversifies our Vaporization portfolio into . Heavy Oil petrochemicals, . Shale Gas & Oil Production . Gas Compression refining and power . Offshore generation. . HVAC © 2018 Chart Industries, Inc. Confidential and Proprietary 55

Chart Lifecycle, Inc. Dedicated to offering a level of service through the entire project lifecycle and is focused on the optimized performance and lifespan of Chart proprietary equipment. “An ounce of prevention is worth a pound of cure” – Benjamin Franklin © 2018 Chart Industries, Inc. Confidential and Proprietary 56

Distribution & Storage Bill Haukoos, President © 2018 Chart Industries, Inc. Confidential and Proprietary 57

Leading Supplier of Mission Critical Equipment 1 Energy & Chemical 2 Distribution & Storage 3 BioMedical . Supply Brazed Aluminum Heat Exchangers (BAHX), . Offer a complete portfolio of cryogenic distribution and . Serve as end-to-end provider of respiratory therapy Air Cooled Heat Exchangers (ACHX) and Cold Boxes storage equipment equipment . Provide integrated systems and aftermarket services . Spearhead innovation in cryogenic packaged gas and . Set the standard for storage of biological materials at for gas processing, LNG and petrochemical MicroBulk systems low temperatures applications . Excel with over 20 years of experience in LNG . Specialize in reliable, high quality solutions for . Lead in technological advancements applications environmental market applications © 2018 Chart Industries, Inc. Confidential and Proprietary 58

Product Portfolio Chart’s Carbo-series is the industry benchmark for beverage carbonation. Energy In 2016 Chart celebrated 20 years of the Orca®. Industrial Chart’s HT1000 provides sufficient energy to meet the average family’s demand for >500 years. Chart’s mobile units are MicroBulk is a total solution for rugged, efficient vessels for the distribution, storage and transporting liquid gases end-use of liquid gases that anywhere in the world by dispenses with high pressure road, rail or water. cylinders. © 2018 Chart Industries, Inc. Confidential and Proprietary 59

Aftermarket Services Enabling our customers to maximize their assets by providing a level of service through the entire lifecycle of our products focused on optimized performance and longevity. Expected lifecycle – 50 years Energy Major refurbishment – 8 years Schedule service – 2 years ExpectedIndustrial lifecycle – 35 years Major refurbishment – 5 years Schedule service – 1 year 60 years of reliable service and still going strong – manufactured in 1958 and Expected lifecycle – 25 years refurbished in 2018 Major refurbishment – 7 years Schedule service – 1 year © 2018 Chart Industries, Inc. Confidential and Proprietary 60

Full Systems Integration Resolving cryogenic engineering challenges that enable our customers to develop their markets. Energy A healthcare facility selected Chart to provide a complete system to provide a secure source of medical grade oxygen. In addition to increased security and safety of supply, the hospital also eliminated associated manual handling and significantly reduced its labor costs. This short animation demonstrates how Chart combines engineering knowledge and manufacturing excellence to develop complete solutions for liquid oxygen systems. Chart integrates what we engineer and build making us unique in the industry. © 2018 Chart Industries, Inc. Confidential and Proprietary 61

Alternative Fueling (LNG) Natural gas fueled vehicles and marine vessels will help reduce the carbon intensity of the energy system and contribute to improved air quality. Energy Chart collaborates with the major truck OEMs to develop fuel tanks for their LNG fueled vehicles. Global policies to cut shipping emissions is creating significant demand for a variety of solutions for LNG bunkering. Chart will continue to develop the fueling infrastructure for increased numbers of natural gas vehicles. © 2018 Chart Industries, Inc. Confidential and Proprietary 62

Diversity Product Portfolio (Distribution & Storage) D&S FY 2016 Sales of $497M D&S FY 2017 Sales of $540M Manufacturing/ Manufacturing/ Fabrication Europe Fabrication Europe 59% 22% 58% 26% Asia Asia 18% ROW ROW 7% 19% 6% Industry Region Industry Region 7% 8% 5% 22% Healthcare 22% 7% 53% 5% 49% Electronics Electronics 7% LNG United LNG United States States Food/ Food/ Beverage Beverage © 2018 Chart Industries, Inc. Confidential and Proprietary 63

Operations Spanning the Gas to Liquids Cycle

CHART
Innovation. Experience. Performance.

Segment	Exploration, Production & Pipeline	Treatment	Processing/ Liquefaction	Transportation	Storage	Re-gasification	Lifecycle Services	Value Proposition/ Application
Industrial Gas			ACHX	Orca Microbulk	Engineered Tanks	Ambient Vaporizers	Installation & Startup	N2 Dosing
			Cold Boxes	Trailers	Standard Bulk	Powered Vaporizers	Support & Training	GeN2
			BAHX	Rail Cars	Specialty Bulk		Process Optimization	CO2 Beverage
			Engineered Tanks	ISO Containers	VJ Pipe		Shop Repair/Refub	Packaged Gas Cyl
			VJ Pipe		Military LOX Storage			Dewars & Filling Syst
			AirSep On-Site Gen					Engineered Systems
Energy	ACHX (Oil & Gas Offshore)	ACHX (Oil Refining & PetroChem)	ACHX (Oil Refining & PetroChem)	Trailers	Standard Bulk	Ambient Vaporizers	Installation & Startup	IPMSR & Licensing
		NRUs	Cold Boxes	Rail Cars	Engineered Tanks	Powered Vaporizers	Support & Training	On-Vehicle Tanks
		BAHX	BAHX	ISO Containers		ACHX (Power)	Process Optimization	Tender Cars
			Engineered Tanks			Fans		Fueling Stations
			VJ Pipe					
Medical			O2 Stationary Conc.	Stainless Stl Shippers	Stainless Freezers			Mil. Medical Conc.
			O2 Portable Conc.	Aluminum Shippers	LOX Cylinders			O2 Therapy
					LOX Portables			Lifescience Storage
								Al Storage

Expanding our applications across the Gas to Liquids Cycle
Through new product development and targeted inorganic growth

E&C D&S BioMed

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Attractive Industrial Gas (IG) and LNG D&S Equipment Market Addressable IG and LNG D&S equipment market size by region, 2016 Millions of dollars $635M $435M $295M 100 $55M $65M 80 $360M The addressable industrial gas (IG) and LNG D&S equipment 60 market is ~$1.4B; Asia is the $380M largest market 40 $230M $275M 20 0 Asia Americas EMEA LNG IG 65 © 2018 Chart Industries, Inc. Confidential and Proprietary Source: Management data; Fortier

IG and D&S Equipment Market is Positioned for Continued Growth Addressable IG D&S equipment market*, 2016-20F Addressable LNG D&S equipment market, 2016-20F Millions of dollars Millions of dollars CAGR% CAGR% 1,400 800 2016-20F 2016-20F 1,200 1,040 Total 4% Total 4% The IG and LNG 998 600 1,000 959 550 921 530 D&S equipment 511 885 250 EMEA 2% 492 54 Americas 0% 245 475 54 240 54 markets are both 235 54 70 EMEA 2.5% 800 54 68 231 66 65 400 63 expected to grow 600 347 APAC 6% 309 327 ~4% p.a. through 275 291 2020 400 427 APAC 4.5% 200 391 409 358 374 443 Americas 4% 200 379 394 410 426 0 0 2016 17F 18F 19F 20F 2016 17F 18F 19F 20F Note: * Forecasted growth rates are derived from secondary research reports that report total cryogenic equipment sales, not limited to D&S only © 2018 Chart Industries, Inc. Confidential and Proprietary Source: Markets & Markets, U.S. Department of Energy, TechNavio, Management data, Research and Markets, Forbes, L.E.K. analysis 66

Strategic Growth Opportunities © 2018 Chart Industries, Inc. Confidential and Proprietary 67

Strategic Growth Initiatives

CHART
Innovation. Experience. Performance.

Strengthen Core Capabilities

- Capture application based opportunities
- Focus on LNG power generation, LNG vaporization stations, waste water treatment, etc.

Invest In Product Innovation & Expansion

- Accelerate growth via new product development & R&D
- Focus on new product line development (e.g., CO_2, hydrogen, electric vaporizers)

Reduce Costs Through Operational Excellence

- Lower costs via China plant consolidation, value engineering, etc.
- Improve productivity and automation via ecommerce order intake system, VIP quoting tool, etc.

Capture Additional Market Share

- IG: Strengthen existing applications (e.g. waste water treatment); pursue new apps (e.g. dry ice, hydrogen applications)
- LNG: Strengthen existing applications (e.g. LNG power gen, vaporization); new apps (e.g. LNG for back up power)
- Continue building and leveraging service and repair offering

Provide the highest value system solutions to end users, distributors, and gas producers in both industrial and LNG applications

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Roadmap to Drive Growth in Key Applications

CHART
Innovation. Experience. Performance.®

Existing applications

Description	Action item	Market Potential
LNG power generation	Pursue projects in areas with less oil price sensitivity (Europe, Caribbean, off-grid locations). Develop large tank manufacturing capacity in each region.	~$50M
LNG maritime	Develop strategic alliance with engine manufacturer, energy company or service company	~$25M
LNG vaporization stations	Expand geographically beyond China and Europe	~$20M
Waste water treatment	Develop additional channels by partnering with or acquiring the end use technology providers	~$7.5M

New applications

Description	Action item	Market Potential
CNG fueling	Monitor the market and target the appropriate entry point	~$70M
Dry ice	Develop turnkey systems for this application. Partner with or acquire end use technology provider.	~$50M
Hydrogen fueling	Develop a liquid solution as the market grows	~$20M
LNG for back up power	Continue market development efforts and book the first order	~$10M

© 2018 Chart Industries, Inc. Confidential and Proprietary
Source: Management data

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Deep New Product Pipeline Hydrogen Transport & Hydrogen On-site Storage Delivery Solutions (Microbulk) (Trailers / Microbulk) 20+ products Expanded Nitrogen CO2 Storage & Delivery in the Solutions (Bulk / Skidded) (Trifecta) pipeline © 2018 Chart Industries, Inc. Confidential and Proprietary 70

Focus on Long Term & Transformative R&D Category Description Product lines effected Cartridge style positive . Enhanced pump technologies that support the movement of liquids and vapor . High pressure system displacement (PD) pump and allow for high pressure applications to be supplied by low pressure storage systems . Lower Pressure (lower cost) storage . LNG delivery / stations / LCNG . Advancement in equipment and componentry of LNG applications would . Preserve Simplified Siting LNG siting requirements allow for simplified regulations when consistent siting requirements and provide for quicker deployment of turn-key solutions . Development of Internal Retention Valves . Fire Resistant Insulation . Early stages of additive metal manufacturing for aerospace and automotive . 3D printing Virtually all product lines parts. Larger scale machines will be developed in the coming years which may enable tank manufacturing. . Drastically reduced labor costs 71 © 2018 Chart Industries, Inc. Confidential and Proprietary Source: Management data

Reduce Cost through Operational Excellence Cost Reduction Across Various Areas Products Manufacturing Facility Back Office © 2018 Chart Industries, Inc. Confidential and Proprietary 72

BioMedical Earl D. Lawson, President © 2018 Chart Industries, Inc. Confidential and Proprietary 73

Leading Supplier of Mission Critical Equipment 1 Energy & Chemical 2 Distribution & Storage 3 BioMedical . Supply Brazed Aluminum Heat Exchangers (BAHX), . Offer a complete portfolio of cryogenic distribution and . Serve as end-to-end provider of respiratory therapy Air Cooled Heat Exchangers (ACHX) and Cold Boxes storage equipment equipment . Provide integrated systems and aftermarket services . Spearhead innovation in cryogenic packaged gas and . Set the standard for storage of biological materials at for gas processing, LNG and petrochemical MicroBulk systems low temperatures applications . Excel with over 20 years of experience in LNG . Specialize in reliable, high quality solutions for . Lead in technological advancements applications environmental market applications © 2018 Chart Industries, Inc. Confidential and Proprietary 74

Serving Growing Global End Markets – BioMedical BioMedical FY 2016 Sales of $208M BioMedical FY 2017 Sales of $223M Environmental Environmental Europe Europe Life 9% ROW Life 10% ROW Sciences 34% Sciences 30% 8% 12% 34% 35% Industry Region Industry Region 17% 17% 55% 57% 41% 41% Asia United Asia United Healthcare States Healthcare States © 2018 Chart Industries, Inc. Confidential and Proprietary 75

BioMedical Technology Roadmap

	Exploration, Production & Pipeline	Treatment	Processing/ Liquefaction	Transportation	Storage	Re-gasification	Lifecycle Services	Value Proposition/ Application
Industrial Gas			On-site Generation Cryocooler		Military LOX Storage			Hospital O2 Generators Wastewater Treatment Aquaculture
Medical			Stationary Concentrator Portable Concentrator	Stainless Steel Shippers Aluminum Shippers	Stainless Freezers LOX Cylinders LOX Portables			Military Medical Concentrators O2 Therapy Life Science Storage AI Storage

Respiratory | Cold Storage | CPD / On-Site Generation

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Diversified Customer Base



Military Oxygen Concentrators
Cryogenic Freezers
Aluminum Shippers
Cryogenic Freezers
Portable Oxygen Concentrators
Transportable Oxygen Concentrators
Stationary Oxygen Concentrators
Liquid Oxygen Systems
On-site Generation Systems
Channel
Home
Hospital
Biobank
Lab/Clinic
Battlefield
Continuum of Care
Gas/Liquid Process and Handling

- ✓ Consistent core technologies across BioMedical solutions
- ✓ Solutions deliver care and support to patients, caregivers, clinicians and researchers
- ✓ Serves multiple channels across Medical and Environmental Industries

A leading engineered solutions company specializing in O_2 and N_2 technologies

© 2018 Chart Industries, Inc. Confidential and Proprietary

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Life Sciences: CryoBio Storage Systems © 2018 Chart Industries, Inc. Confidential and Proprietary 78

Attractive Life Science Market Fundamentals Market size and growth Meaningful Annual Cold Strong Annual Global Storage Market Growth Market Growth . Systems provide clinics, biobanks, hospital, research facilities, and Channels even farmers the ability to store and transport materials at ultralow and customers temperatures (e.g. -80 C to -190 C) . A large portion of the market flows to end users through a network of global and regional distributors Competition . The competitive landscape consist of large international players to medium and small regional players © 2018 Chart Industries, Inc. Confidential and Proprietary 79

Chart’s Leading Global Product Portfolio of Cryogenic Freezers and Shippers Stainless Steel Aluminum Cryobiological Storage Freezers Shippers and Transport Systems LN2 cryogenic storage solutions that offer the Liquid and vapor Dewars designed for secure Enhanced plumbing and vacuum-jacketed longest hold times at -150⁰C and -190⁰C storage and transportation of samples transfer hoses support next-gen freezers © 2018 Chart Industries, Inc. Confidential and Proprietary 80

Positioned to Capture More of the $1.1B Global Cold Storage Market with New Products Highlights . Mechanical freezers are a significant component of cold storage products, representing ~90% of total sales 1 . Primarily used due to their low cost and ease of implementation . Typically not intended for samples that require long term storage . Vario will continue to grow in the -80C space as a reliable 2 and operationally cost effective alternative to mechanical freezers Largest opportunity will be with Fusion, which will capture market share of both -150C & a portion of the -80C 3 market with lower total cost of ownership and better sample security © 2018 Chart Industries, Inc. Confidential and Proprietary 81

The Future of Cold Storage − the New Chart MVE Fusion™ Chart MVE Fusion™ Self-sustaining cryostorage freezer . Innovative, energy efficient, ultra-low temperature . World’s first self-sustaining cryostorage freezer – No continuous cryogen needed! . Equipped with Qdrive Liquefaction Technology Winner of the Outstanding New Product Award 2017 from ISBER © 2018 Chart Industries, Inc. Confidential and Proprietary ISBER: International Society for Biological and Environmental Repositories 82

Health Care: Respiratory Oxygen Therapy © 2018 Chart Industries, Inc. Confidential and Proprietary 83

Operating in Growing Homecare Oxygen Therapy Market . The home oxygen therapy market serves the needs of over 4 million Market size patients of whom ~70% are diagnosed with COPD and growth . The Home Care oxygen therapy equipment market is a $1.2B global market expected to grow to $2B over the next 5 years . Channels The vast majority of the market flows to patients through the and DME/Distributor channel; a small but fast growing portion of customers market is sold directly to patients . DME/Distributors are the primary influencers on the brand Competition © 2018 Chart Industries, Inc. Confidential and Proprietary 84

Continuum of CAIRE Patients seek diagnosis / treatment Patients are prescribed oxygen therapy © 2018 Chart Industries, Inc. Confidential and Proprietary 85

Strong Product Portfolio Aligned with Patient, Caregiver and Provider Needs

Portable Oxygen Concentrators (POC)

Wearable, lightweight devices encourage mobility and travel



Transportable Oxygen Concentrators (TOC)

24/7 capabilities – offering pulse and continuous flow settings



Stationary Oxygen Concentrators (SOC)

At-home oxygen delivery offering quality and high performance



Liquid Oxygen Systems (LOX)

Highly-efficient liquid oxygen storage and delivery solutions



Military Oxygen Concentrators (MOC)

Military grade portable oxygen able to withstand rugged conditions,



Telehealth Solutions

CAIREview system communicates geolocation and performance



On-site Generation Systems (OSGS)

Gas generation systems used in hospitals and other institutions



Spare Parts

Stable business with high margins for CAIRE and AirSep product lines



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CAIRE’S Track Record of Continuous Innovation 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Launches AirSep AirSep AirSep CAIRE Portable FreeStyle Focus FreeStyle CAIRE FreeStyle FreeStyle Comfort Oxygen Series Concentrators Refresh 3 and 5 SeQual SeQual SeQual SeQual SeQual Transportable Eclipse Eclipse 3 Eclipse eQuinox Eclipse 5 Strong track Oxygen 5 Concentrators record of AirSep AirSep CAIRE CAIRE Stationary NewLife VisionAire Companion Companion innovation with Oxygen 5 5 Concentrators a robust pipeline HELiOS Spirit CAIRE CAIRE Marathon Liquid 600 Liberator Liberator 10 to stay at the Oxygen 4 Systems forefront of SeQual Military SAROS 3 SeQual customer SAROS15 Oxygen Concentrators preference On-site Generation Systems AirSep Updated AS series Updated Medical Updated Human Latest VPSA Nitrogen VPSA Standard systems Oxygen Systems Machine Interface PSA (HMI) © 2018 Chart Industries, Inc. Confidential and Proprietary 87

Industry Trends Towards Telehealth Medicare and Medicaid are shifting toward broader DME Clinician Patients reimbursement payments for e-visits and remote patient monitoring, and third party payors are expected to follow.  Reduces number of  Track patient  Gives peace of mind visits utilization of – DME and clinicians equipment can assist remotely  Powerful asset tracking to providers  Ensure  Ensures proper prescription is equipment utilization  Remote being followed troubleshooting  Alerts to family  Provide reports for members in  Provides tools for medical records emergencies patient education CAIRE’s telehealth solution connects CAIRE oxygen Enable Reduce Ensure therapy products to a data management application to help providers manage fleet and help encourage lower cost hospital proper patient compliance at home. non-delivery readmissions treatment care model © 2018 Chart Industries, Inc. Confidential and Proprietary Source: National Center for Biotechnology Information. 88

Developing and Launching Next-Gen Products . Innovative, ergonomic curve that skims the natural FreeStyle Comfort silhouette of the body making it more comfortable to wear Next-Gen POC . Attractive bundling option with SOC for DME partners . 20 to 30 percent unit cost improvement . Software enables DME to digitally geotrack location of POC, TOC and SOC CAIREview . Periodic-monitoring capabilities include device Telehealth Solution performance and settings to help encourage patient compliance to prescription . New Product Pavilion Providers’ Choice Award Winner at Medtrade Fall . High flow oxygen that can endure extreme temperatures and harsh environments SAROS 15 . Logistical solution for the military designed to replace Battlefield Medical oxygen cylinders and large oxygen generation Oxygen Concentrator equipment . Operational on a wall outlet or rechargeable battery power © 2018 Chart Industries, Inc. Confidential and Proprietary 89

Growing Direct-to-Consumer (DTC) Channel . DTC is a combination of Factory Direct, channel partners and DMEs selling to patients for cash Medicare / Medicaid . U.S. reimbursement rate does not provide durable medical equipment dealers (DMEs) with an adequate incentive to readily provide POCs (e.g. payback over 24 months) Private . Most oxygen therapy patients have an SOC for home use, and patients increasingly want an DME additional POC for ambulatory use 1 Insurance . Patients unable to obtain POC or the type they want are defecting from DME channel and purchasing POCs out-of-pocket . DTC is a key contributor to the acceleration of POC growth Cash . Channel size and growth supports multiple competitors . DTC opportunity is proven and expanding quickly in the U.S. and China, and emerging in Europe Channel Cash Penetration of POCs 2 Partner 63.0% 4.5% 9.1% 2012 2016 Estimated Full Factory Penetration Cash 3 Direct DTC Channel is a proven market opportunity © 2018 Chart Industries, Inc. Confidential and Proprietary 90

Strong and Differentiated Positioning to Capture Growing Direct-to-Consumer (“DTC”) Channel in the U.S. Key Drivers Behind DTC Penetration Positioning . Next-gen POC Freestyle Comfort Strong Oxygen Concentrator offerings launching in Q1 2018 . Strong TOC and SOC offerings . Has been sold online through Brand recognition distributors for several years . First POC patent . “Hybrid” approach leveraging distributor partnerships to sell to consumers and direct Effective sales approach approach to consumers . Expanding multi-media approach . Launched in November 2017 Strong eCommerce platform . Licensed to sell direct in 48 states . Telehealth oxygen concentrators Products equipped with Telehealth launching in Q1 2018 CAIRE is well-positioned to capture growth through the DTC channel © 2018 Chart Industries, Inc. Confidential and Proprietary 91

Financial Overview and Outlook Jillian Evanko, CFO © 2018 Chart Industries, Inc. Confidential and Proprietary 92

Full Year 2017 Financial Results $989 $0.89 $0.96 Sales & Revenue Earnings Per Share Adjusted 1 ($USD Million) Earnings per Share $989 $1.17 $$0.960.96 $0.91 $0.89 2 $859 $0.52 1, 3 $0.65 FY 2016 FY 2017 FY 2016 FY 2017 FY 2016 FY 2017 1. Adjusted earnings per share is a non-GAAP measure. 2017 excludes restructuring and acquisition costs, China litigation award, debt extinguishment and impact from U.S. tax reform. 2016 excludes asset impairments, flood insurance settlement, and restructuring and acquisition costs. FY 2016 FY 2017 FY 2016 FY 2017 2. 2016 includes Q3 AirSep insurance settlement of $15.9M, or $0.52 of EPS. 3. 2016 includes ~$38.7 million of benefit from E&C short lead-time replacement sales and contract expiration fees in 2016 which equates to ~$0.84 per share in 2016, as compared to ~$0.12 per share of short-lead time replacement equipment sales in 2017. © 2018 Chart Industries, Inc. Confidential and Proprietary 93

Outlook | FY 2018 Guidance Capital Sales Adjusted EPS Expenditures $1.15B - $1.20B $1.75 - $2.00 $35M - $45M Flat to 2017 Inclusive of ~ $11M for 16% - 21% 82% - 108% finalization of La Crosse, WI capacity expansion Inclusive of ~ $0.15 of impact from U.S. tax reform 5% - 7% Assumes 27% - 29% full Organic Growth year tax rate © 2018 Chart Industries, Inc. Confidential and Proprietary 94

Chart Industries Financial Principles 1. Maximize Top Line 3. Maintain Balance 5. Achieve Financial Growth & Operating Sheet Strength & Targets Income Flexibility 4. Deliver Disciplined 2. Expand Operating Capital Allocation Margin Strategy © 2018 Chart Industries, Inc. Confidential and Proprietary 95

1 Maximize Top Line Growth $1.7B Leading positions across the portfolio Aftermarket increase from 13% to 21% of sales by 2021 $1.15B 2018 Revenue Aftermarket, service & repair 2021 Revenue A Chart Industries Company Other acquisition + Strat eval + acquisitions Well balanced portfolio of long-cycle and short-cycle products © 2018 Chart Industries, Inc. Confidential and Proprietary 96

2 Expand Operating Margin ~17% Operating Income ~9% Operating Income 2018 2021 Well balanced portfolio of long-cycle and short-cycle products © 2018 Chart Industries, Inc. Confidential and Proprietary 97

3 Maintain Balance Sheet Strength & Flexibility Working Capital Leverage1 CapEx Priorities Strengthen leverage 2018 La Crosse Expansion through Synergies & Productivity & Growth $116M Maintenance Quality Consolidation and Cash Productivity & Safety $35M - $45M 2018 2021 $547M ----------- $30M - $35M ---------- DSO 64 60 Debt DIO 99 90 DPO 51 53 $146M Capacity 2018 2019 2020 2021 © 2018 Chart Industries, Inc. Confidential and Proprietary 1. As of 3/31/18; excludes $20M and $7M for contractual floor and China JV respectively; includes Hudson EBITDA synergies of $8M 98

4 Deliver Disciplined Capital Allocation Strategy Organic growth initiatives . Expect $250M FCF M&A over the next 3 years . Long-term leverage target of 2x – 3x Deleverage . Capital allocated to position the company Direct shareholder return for growth (when/if appropriate) Focused on long-term shareholder value creation © 2018 Chart Industries, Inc. Confidential and Proprietary 99

5 Achieve 2021 Financial Targets ~ 40+% 700bps 21% Revenue Growth to $1.7B Operating Margin Expansion to ~17% of Sales from Aftermarket from 13% . Leading Positions Across the Portfolio . Well-Balanced Portfolio of Long-Cycle and Short-Cycle Products . Consistent Growth in Operating Income, EPS and FCF Predictable, Disciplined and Profitable Growth © 2018 Chart Industries, Inc. Confidential and Proprietary 100

Full Year 2017 – 2020 Outlook (Base Case) ($ in Billions) Sales Gross Margin 1.8 0.6 1.6 1.4 1.4 1.3 0.5 1.2 0.4 1.2 0.4 1.0 0.4 0.3 1.0 0.3 0.3 0.8 0.6 0.2 28% of 29% of 30% of 31% of 0.4 Sales Sales Sales Sales 0.1 0.2 0.0 0.0 FY 2017 FY 2018 FY 2019 FY 2020 FY 2017 FY 2018 FY 2019 FY 2020 Operating Expense Operating Income(1) 0.4 0.4 0.3 0.2 0.2 0.2 0.3 0.2 0.2 0.2 0.1 0.2 0.1 0.1 0.1 21% of 20% of 19% of 18% of 7% of 9% of 11% of 13% of 0.1 Sales Sales Sales Sales Sales Sales Sales Sales 0.0 FY 2017 FY 2018 FY 2019 FY 2020 FY 2017 FY 2018 FY 2019 FY 2020 -0.1 1. 2017 excludes restructuring and acquisition costs, China litigation award, debt extinguishment and impact from U.S. tax reform. 2018 excludes asset impairments, and restructuring and acquisition costs. © 2018 Chart Industries, Inc. Confidential and Proprietary 101

Full Year 2017 – 2020 Outlook (w/ LNG Project) ($ in Billions) Sales Gross Margin 1.8 1.6 0.6 1.6 0.5 1.4 1.4 0.5 1.2 0.4 1.2 1.0 0.4 0.3 1.0 0.3 0.8 0.3 0.6 0.2 28% of 29% of 31% of 33% of 0.4 Sales Sales Sales Sales 0.1 0.2 0.0 0.0 FY 2017 FY 2018 FY 2019 FY 2020 FY 2017 FY 2018 FY 2019 FY 2020 Operating Expense Operating Income (1) 0.4 0.4 0.3 0.3 0.2 0.3 0.2 0.2 0.2 0.2 0.2 0.2 0.1 0.1 0.1 21% of 20% of 17% of 16% of 0.1 7% of 9% of 13% of 17% of Sales Sales Sales Sales Sales Sales Sales Sales 0.0 0.0 FY 2017 FY 2018 FY 2019 FY 2020 FY 2017 FY 2018 FY 2019 FY 2020 1. 2017 excludes restructuring and acquisition costs, China litigation award, debt extinguishment and impact from U.S. tax reform. 2018 excludes asset impairments, and restructuring and acquisition costs. © 2018 Chart Industries, Inc. Confidential and Proprietary 102

Chart Investment Highlights Leading diversified industrial global manufacturer with diverse Operate in attractive, growing and broad product offering markets Innovative technical expertise Cross-operating segment scale and reputation and collaboration Longstanding relationships with industry leading and global customers © 2018 Chart Industries, Inc. Confidential and Proprietary 103

Q&A © 2018 Chart Industries, Inc. Confidential and Proprietary 104